GA________________

Allianz Life Insurance Company of New York (Allianz Life of NY)

USAllianz High Five (R) New York
Individual Flexible Payment Variable Defered Annuity Application
Issued by Allianz Life Insurance Company of New York (Allianz Life of NY)


IF YOU NEED ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL (800) 624-0197.
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1.Account Registration
________________________________________________________________________________
Owner is individual (Must be age 80 or younger.)
-------------------------------- -------         -------------- ----------------
  Individual Owner First Name    Middle Initial  Last Name     (Jr or Sr),or III

Owner is __   Trust __  Qualified Plan __ Custodian (If Trust, please include the date of Trust in the name.)
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Non - Individual Owner Information
If Trust is Owner, please refer to
Trustee Representation form.       -----------------  ----------------------
                                     Tax ID Number    Social Security Number

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Street Address

----------------------  ----------------    ------------------------------------
City                  State, ZIP  Code       Daytime telephone Number

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     Sex __ M     ------------------------   Are you a U.S. Citizen?__ Yes __ No
         __ F     Date of Birth(mm/dd/yyyy)  If no, need W8-BEN
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JOINT OWNER (Optional) Must be age 80 or younger.

-----------------------  ----------       -------------------  -----------------
First Name               Middle Initial   Last Name           (Jr or Sr), or III

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Street Address

-----------------   ------------        --------------------------
City                State ZIP Code      Daytime telephone Number

Sex __ M ------------  ------------- ---------------------
    __ F Date of Birth (mm/dd/yyyy)  Social Security number

Are you a US Citizen? __ Yes  __ No  If no, need W8-BEN.

-----------------------------------
Relationship to Contract Owner
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Annuitant (Must complete if different than Contract Owner.)
(Must be age 80 or younger.)

--------------------- -------- -----------------------------  -----------------
First Name            Middle Initial  Last Name              (Jr or Sr), or III

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Street Address

-------------- --------------  ------------------------
City           State ZIP Code  Daytime Telephone number

Sex __ M ------------- -----------    ----------------------
    __ F Date of Birth (mm/dd/yyyy)   Social Security Number

Are you a US Citizen?__ Yes __No If no, need W8-BEN.

2. Purchase Payment
________________________________________________________________________________

This section must be completed. Please make check payable to Allianz Life of NY. $25,000 initial minimum Purchase Payment required.

__ Purchase Payment enclosed with application.
Purchase Payment amount$ ______________

This contract will be funded by a 1035 exchange,Tax Qualified Transfer/Rollover, CD Transfer or Mutual Fund Redemption.

( If checked, please include the appropriate forms.)


3.Plan Specifics
_______________________________________________________________________________

This section must be completed to indicate how this contract should be issued.
NonQualified:   __
Qualified IRAs: __      IRA                     __ SEP IRA __ Roth Conversion __
Qualified Plan: __      403(b) (90-24) transfer __ 401 ( If a 401, plan must be
New Roth or IRA contribution for tax year __            owner and beneficiary.)


This contract offers a choice of Guaranteed Minimum Death Benefits (GMDB) and an optional Living Guarantees Benefit that provides a Guaranteed Account Value Benefit (GAV) and a Guaranteed Withdrawal Benefit (GWB). Required minimum distribution (RMD) payments will reduce your GAV Benefit and GWB Value abd MAV(if applicable). We encourge owners purchasing tax-qualified contracts that are subject to RMDs to consult a tax advisor regarding these benefits

4.Replacement
________________________________________________________________________________
This section must be completed.
Do you have existing life insurance or annuity contracts?       __ Yes* __ No
If yes, will the annuity contract applied for replace or
change existing contracts or policies?                          __ Yes* __ No

If yes, the Registered  Representative  must answer the replacement  question in section 10 of this application. *Please complete the attached Appendix 11 and include other appropriate forms.

5.Living Guarantees Benefits
_______________________________________________________________________________

The Living Guarantees Benefits (LGB's) are provided as a package and are not available individually. These guarantees are the Guaranteed Account Value (GAV) Benefit and the Guaranteed Withdrawal Benefit (GWB). If you want to waive this benefit, please check "No Living Guarantees Benefits." If you do not check either box, we will assume that you have chosen to include this benefit in your Contract. Upon making your selection, it cannot be changed. In order to receive the full benefit of the GAV, you must also hold your Contract for seven complete Contract years after your last Purchase Payment.

__ Living Guarantees Benefits (No additional cost)
__ NO Living Guarantees Benefits (No additional cost.)

6.Death Benefit Options
________________________________________________________________________________

Choose one of the two following options. Once you select an option it cannot be changed or cancelled. The Enhanced GMDB is an optional feature that carries an additional mortality and expense risk (M&E) charge.The Enhanced GMDB is only available if all owners are age 76 or younger. The Enhanced GMDB values are limited after age 81. As a result, any Contract Owner who is 65 or older should determine if purchasing a benefit that has an additional cost is appropriate for his or her situation. The M&E charge for each option is listed below:

__ Traditional Guaranteed Minimum Death Benefit (with or without the LGB's), M&E charge = 1.40% (If you do not check any other box, you will receive this option by default.)

__ Enhanced Guaranteed Minimum Death Benefit (Optional ) (Available to owners age 76 or younger on the Issue Date at additional cost, with or without the LGB's), additional M&E charge= 0.20%

7.Purchase Payment Allocation
________________________________________________________________________________

COMPLETE THIS SECTION FOR ALLOCATIONS AND DOLLAR COST AVERAGING (DCA) SOURCE INVESTMENT CHOICE. You may select up to [15] Investment Choices. Must use whole percentages (33.3% or dollars are not permitted.) Total of percentages in this section must total 100%.

PLEASE NOTE: If DCA is being requested, DCA form must be attached to indicate which Investment Choices you wish to dollar cost average into. If this form is NOT attached and you request DCA, we cannot invest your Purchase Payment.
________________________________________________________________________________

SMALL CAP
____% Dreyfus IP Small Cap Stock Index
____% Franklin Small Cap
____% Franklin Small Cap Value Securities
____% USAZ Dreyfus Premier Small Cap Value
____% USAZ Oppenheimer Emerging Growth
____% USAZ PIMCO NFJ Small Cap Value

MID CAP
____% Franklin Rising Dividends Securities
____% Mutual Shares Securities
____% USAZ PIMCO PEA Renaissance
____% USAZ Van Kampen Aggressive Growth
____% USAZ Van Kampen Growth

LARGE GROWTH
____% Franklin Large Cap Growth Securities
____% SP Strategic Partners Focused Growth
____% USAZ AIM Blue Chip
____% USAZ Dreyfus Founders Growth and Income
____% USAZ Van Kampen Emerging Growth

INTERNATIONAL EQUITY
____% Mutual Discovery Securities
____% Templeton Foreign Securities
____% Templeton Growth Securities
____% USAZ AIM International Equity
____% USAZ Oppenheimer Global
____% USAZ Oppenheimer International Growth
____% USAZ Van Kampen Global Franchise

LARGE BLEND
____% Dreyfus Stock Index
____% Franklin Growth and Income Securities
____% Jennison 20/20 Focus
____% USAZ Legg Mason Value
____% USAZ Oppenheimer Main Street

LARGE VALUE
____% USAZ AIM Basic Value
____% USAZ Davis NY Venture
____% USAZ PIMCO PEA Value
____% USAZ Van Kampen Comstock
____% USAZ Van Kampen Growth and Income

HIGH YIELD BONDS
____% Franklin High Income
____% PIMCO VIT High Yield

INTERMEDIATE-TERM BONDS
____% Franklin Zero Coupon -2010
____% PIMCO VIT Real Return
____% PIMCO VIT Total Return

SHORT-TERM BONDS
____% Franklin U.S. Government
____% Franklin Zero Coupon -2005

SPECIALTY
____% Davis VA Financial
____% Franklin Global Communications Securities
____% Franklin Income Securities
____% Franklin Real Estate
____% PIMCO VIT All Asset Portfloio
____% Templeton Developing Markets Securities
____% USAZ AIM Dent Demographic Trends
____% USAZ Oppenheimer Emerging Technologies
____% USAZ Van Kampen Equity and Income

CASH EQUIVALENT
____% USAZ Money Market

____TOTAL (Must equal 100%)


FLEXIBLE REBALANCING QUARTERLY: You may select Flexible Rebalancing on a QUARTERLY basis by checking this box __ if you have NOT selected the Dollar Cost Averaging Program. You Flexible Rebalancing will be based on the same allocations as indicated above.

If you are requesting any other mode than quarterly for Flexible Rebalancing or if you are selecting a Dollar Cost Averaging Program, please complete the Flexible Rebalancing form and/or the Dollar Cost Averaging form.



8.Beneficiary Designation
________________________________________________________________________________

If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below __ Trust __ 401 Qualified Plan __ Custodian

__ Primary __ Contingent ------------ -----------------  ----------------------
                         Percentage   Tax ID Number      Social Security Number

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Non-Individual  Beneficiary Information ( If Trust, please include date of Trust in name.) ( If owner is a 401 qualified plan, the plan must be the beneficiary.)
________________________________________________________________________________
__ Primary ___ Contingent
                         ----------- ------------- -----------------------
                         Percentage  Tax ID Number Social Security Number

----------------- --------------    -----------------------
First Name        Middle Initial    Last Name

                                -------------------------------------
                                Relationship
________________________________________________________________________________

__ Primary __ Contingent
                        ----------- -----------  -----------------------
                        Percentage  Tax ID Number  Social Security Number

--------------------- --------------  --------------------------
First Name            Middle Initial  Last Name

                                      ----------------------------------
                                      Relationship


__ Primary ___ Contingent
                         ----------- ------------- -----------------------
                         Percentage  Tax ID Number Social Security Number

----------------- --------------    -----------------------
First Name        Middle Initial    Last Name

                                -------------------------------------
                                Relationship
________________________________________________________________________________

__ Primary __ Contingent
                        ----------- -----------  -----------------------
                        Percentage  Tax ID Number Social Security Number

--------------------- --------------  --------------------------
First Name            Middle Initial  Last Name

                                      ----------------------------------
                                      Relationship

(If more than 4 beneficiaries, attach a list signed by Owner. At the Contract Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)
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9.                    Statement                   of                   Applicant
________________________________________________________________________________
By signing below, the Contract Owner acknowledges the statements mentioned above and understands that or agrees to the following:

 I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT OPTIONS, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements.


__________________________                __________________________
Contract Owner's signature                Joint Owner's signature
(or Trustee, if applicable)              (or Trustee, if applicable)

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 Signed at (city and state)      Date signed   ___  Please send me a Statement
                                                      of Additional Information
                                                  also available on the SEC
                                                  web site (http://www.sec.gov).

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10. Registered Representative
________________________________________________________________________________
By signing below, the Registered Representative/Agent certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus; and to the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If replacement, include a copy of each disclosure statement and a list of companies involved.

1. __________________________________________
   Registered Representative's Signature

  ______________________________________________________________
  Registered Representative's first and last name (please print)

2.__________________________________________________
  Registered Representative's Signature (split case)

  _________________________________________________________________________
  Registered Representative's first and last name (please print)(split case)

 ____________________________________________
 Registered Representative's Telephone Number

 ____________________________________________
 Registered Representative's address

 ____________________________________________
 Broker/dealer name (please print)

____________________________________________
 Authorized signature of broker/dealer (if required)


                                                 Comm: (Please check one)

                                                  ___A ___B

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11.HOME OFFICE USE ONLY
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If Allianz  Life  Insurance  Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

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                              Mailing Information
                    Applications That Have a Check Attached

Regular Mail
Allianz Life Insurance Company of NY-USAllianz Service Center
PO Box 820478
Philadelphia, PA 19182-0478


Regular Mail
Allianz Life Insurance Company of NY-USAllianz Service Center
300 Berwyn Park
PO Box 1122
Southeastern, PA 19398-1122

Overnight, Certified, or Registered
Allianz Life Insurance Company of NY-USAllianz Service Center 820478 c/o PNC Bank Lockbox
Route 38 and East Gate Drive
Moorestown, NJ 08057

Overnight, Certified, or Registered
Allianz Life Insurance Company of NY-USAllianz Service Center
300 Berwyn Park
Berwyn, PA 19312-1179


For further questions,please call the USAllianz Service Center at(800)624-0197.

F40440-NY

                                   APPENDIX 11
                  INSURANCE DEPARTMENT OF THE STATE OF NEW YORK
                            DEFINITION OF REPLACEMENT

IN ORDER TO DETERMINE WHETHER YOU ARE REPLACING OR OTHERWISE CHANGING THE STATUS OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS, AND IN ORDER TO RECEIVE THE VALUABLE INFORMATION NECESSARY TO MAKE A CAREFUL COMPARISON IF YOU ARE CONTEMPLATING REPLACEMENT, THE AGENT IS REQUIRED TO ASK YOU THE FOLLOWING QUESTIONS AND EXPLAIN ANY ITEMS THAT YOU DO NOT UNDERSTAND.

AS PART OF YOUR PURCHASE OF A NEW LIFE INSURANCE POLICY OR A NEW ANNUITY CONTRACT, HAS EXISTING COVERAGE BEEN, OR IS IT LIKELY TO BE:

1. LAPSED, SURRENDERED, PARTIALLY SURRENDERED, FORFEITED, ASSIGNED TO THE INSURER REPLACING THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT, OR OTHERWISE
TERMINATED?                                                 YES_______ NO_______

2. CHANGED OR MODIFIED INTO PAID-UP INSURANCE; CONTINUED AS EXTENDED TERM INSURANCE OR UNDER ANOTHER FORM OF NONFORFEITURE BENEFIT; OR OTHERWISE REDUCED IN VALUE BY THE USE OF NONFORFEITURE BENEFITS, DIVIDEND ACCUMULATIONS, DIVIDEND
CASH VALUES OR OTHER CASH VALUES?                           YES_______ NO_______

3. CHANGED OR MODIFIED SO AS TO EFFECT A REDUCTION EITHER IN THE AMOUNT OF THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT OR IN THE PERIOD OF TIME THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT WILL CONTINUE IN FORCE? YES_______ NO_______

4. REISSUED WITH A REDUCTION IN AMOUNT SUCH THAT ANY CASH VALUES ARE RELEASED, INCLUDING ALL TRANSACTIONS WHEREIN AN AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE RELEASED ON ONE OR MORE OF THE EXISTING POLICIES?
                                                            YES_______ NO_______

5. ASSIGNED AS COLLATERAL FOR A LOAN OR MADE SUBJECT TO BORROWING OR WITHDRAWAL OF ANY PORTION OF THE LOAN VALUE, INCLUDING ALL TRANSACTIONS WHEREIN ANY AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE BORROWED OR WITHDRAWN ON
ONE OR MORE EXISTING POLICIES?                             YES_______ NO________

6. CONTINUED WITH A STOPPAGE OF PREMIUM  PAYMENTS OR REDUCTION IN THE AMOUNT OF
PREMIUM PAID?                                              YES_______ NO________

IF YOU HAVE ANSWERED YES TO ANY OF THE ABOVE QUESTIONS, A REPLACEMENT AS DEFINED BY NEW YORK INSURANCE DEPARTMENT REGULATION NO. 60 HAS OCCURRED OR IS LIKELY TO OCCUR AND YOUR AGENT IS REQUIRED TO PROVIDE YOU WITH A COMPLETED DISCLOSURE STATEMENT AND THE IMPORTANT NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.

DATE:  _____________________  SIGNATURE OF APPLICANT:___________________________

DATE:  _____________________  SIGNATURE OF APPLICANT:___________________________

TO THE BEST OF MY KNOWLEDGE, A REPLACEMENT IS INVOLVED IN THIS TRANSACTION:
                                                           YES_______ NO________

DATE:  _____________________  SIGNATURE OF BROKER:______________________________